PLEDGED ASSETS, COLLATERAL, GUARANTEES AND COMMITMENTS - Pledged Assets (Details) - USD ($) $ in Millions	Dec. 31, 2015	Dec. 31, 2014
Carrying Values of Significant Components of Pledged Assets
Investment securities	$ 210,604	$ 173,015
Loans	203,568	214,530
Trading account assets	97,205	111,832
Total	511,377	499,377
Cash and due from banks	5,000	6,200
Fair value of collateral received that may be resold or repledged	347,500	362,700
Pledged collateral that may not be sold or repledged	$ 405,000	$ 378,000